Batterymarch U.S. Small Capitalization Equity Portfolio

           Supplement to the Institutional and Financial Intermediary
                      Class Prospectus dated August 1, 2001

The following sentence replaces the first sentence of the first paragraph under the heading "Management" on Page 6 of the Prospectus:

Legg Mason Fund Adviser, Inc. ("Manager"), 100 Light Street, Baltimore, Maryland 21202, is the investment manager to the Portfolio.

In addition, the following paragraph is inserted:

On December 31, 2001, Legg Mason Fund Adviser, Inc. ("LMFA") replaced LM Institutional Advisors, Inc. ("LMIA") as investment manager to the Portfolio. The personnel who previously managed the Portfolio as employees of LMIA continue to do so as employees of LMFA. The advisory compensation arrangements remain unchanged.

                   This supplement is dated December 31, 2001.